                               AMENDMENT NO. 9 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to remove INVESCO Stable Value Fund.

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS

    INVESCO Core Equity Fund -                               Class A
                                                             Class C
                                                             Class K
                                                             Investor Class

    INVESCO Total Return Fund -                              Class A
                                                             Class C
                                                             Class K
                                                             Institutional Class
                                                             Investor Class

AIM COUNSELOR SERIES TRUST

    INVESCO Advantage Health Sciences Fund -                 Class A
                                                             Class C

    INVESCO Multi-Sector Fund -                              Class A
                                                             Class C
                                                             Institutional Class

AIM EQUITY FUNDS

    AIM Aggressive Growth Fund -                             Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Basic Value II Fund -                                Class A
                                                             Class C

    AIM Blue Chip Fund -                                     Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class
                                                             Investor Class

    AIM Capital Development Fund -                           Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Charter Fund -                                       Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Constellation Fund -                                 Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Core Strategies Fund -                               Class A
                                                             Class C

    AIM Dent Demographic Trends Fund -                       Class A
                                                             Class C

    AIM Diversified Dividend Fund -                          Class A
                                                             Class C

    AIM Emerging Growth Fund -                               Class A
                                                             Class C

    AIM Large Cap Basic Value Fund -                         Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class
                                                             Investor Class

    AIM Large Cap Growth Fund -                              Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class
                                                             Investor Class

    AIM Mid Cap Growth Fund -                                Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM U.S. Growth Fund -                                   Class A
                                                             Class C

    AIM Weingarten Fund -                                    Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

AIM FUNDS GROUP

    AIM Balanced Fund -                                      Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Basic Balanced Fund -                                Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM European Small Company Fund -                        Class A
                                                             Class C

    AIM Global Value Fund -                                  Class A
                                                             Class C

    AIM International Emerging Growth Fund -                 Class A
                                                             Class C

    AIM Mid Cap Basic Value Fund -                           Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Premier Equity Fund -                                Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Select Equity Fund -                                 Class A
                                                             Class C

    AIM Small Cap Equity Fund -                              Class A
                                                             Class C
                                                             Class R

AIM GROWTH SERIES

    AIM Aggressive Allocation Fund -                         Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Basic Value Fund -                                   Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Conservative Allocation Fund -                       Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Global Equity Fund -                                 Class A
                                                             Class C
                                                             Institutional Class

    AIM Mid Cap Core Equity Fund -                           Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Moderate Allocation Fund -                           Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Small Cap Growth Fund -                              Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS

    AIM Asia Pacific Growth Fund -                           Class A
                                                             Class C

    AIM European Growth Fund -                               Class A
                                                             Class C
                                                             Class R
                                                             Investor Class

    AIM Global Aggressive Growth Fund -                      Class A
                                                             Class C

    AIM Global Growth Fund -                                 Class A
                                                             Class C

    AIM International Growth Fund -                          Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    INVESCO International Core Equity Fund -                 Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class
                                                             Investor Class

AIM INVESTMENT FUNDS

    AIM Developing Markets Fund -                            Class A
                                                             Class C

    AIM Global Health Care Fund -                            Class A
                                                             Class C

    AIM Libra Fund -                                         Class A
                                                             Class C

    AIM Trimark Endeavor Fund -                              Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Trimark Fund -                                       Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Trimark Small Companies Fund -                       Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

AIM INVESTMENT SECURITIES FUNDS

    AIM High Yield Fund -                                    Class A
                                                             Class C
                                                             Institutional Class
                                                             Investor Class

    AIM Income Fund -                                        Class A
                                                             Class C
                                                             Class R
                                                             Investor Class

    AIM Intermediate Government Fund -                       Class A
                                                             Class C
                                                             Class R
                                                             Investor Class

    AIM Limited Maturity Treasury Fund -                     Class A
                                                             Class A3
                                                             Institutional Class

    AIM Money Market Fund -                                  AIM Cash Reserve Shares
                                                             Class C
                                                             Class R
                                                             Institutional Class
                                                             Investor Class

    AIM Municipal Bond Fund -                                Class A
                                                             Class C
                                                             Investor Class

    AIM Real Estate Fund -                                   Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class
                                                             Investor Class

    AIM Short Term Bond Fund -                               Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

    AIM Total Return Bond Fund -                             Class A
                                                             Class C
                                                             Class R
                                                             Institutional Class

AIM SECTOR FUNDS

    INVESCO Energy Fund -                                    Class A
                                                             Class C
                                                             Class K
                                                             Investor Class

    INVESCO Financial Services Fund -                        Class A
                                                             Class C
                                                             Class K
                                                             Investor Class

    INVESCO Gold & Precious Metals Fund -                    Class A
                                                             Class C
                                                             Investor Class

    INVESCO Health Science Fund -                            Class A
                                                             Class C
                                                             Class K
                                                             Investor Class

    INVESCO Leisure Fund -                                   Class A
                                                             Class C
                                                             Class K
                                                             Investor Class

    INVESCO Technology Fund -                                Class A
                                                             Class C
                                                             Class K
                                                             Institutional Class
                                                             Investor Class

    INVESCO Utilities Fund -                                 Class A
                                                             Class C
                                                             Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS

    AIM Opportunities I Fund -                               Class A
                                                             Class C

    AIM Opportunities II Fund -                              Class A
                                                             Class C

    AIM Opportunities III Fund -                             Class A
                                                             Class C

AIM STOCK FUNDS

    INVESCO Dynamics Fund -                                  Class A
                                                             Class C
                                                             Class K
                                                             Institutional Class
                                                             Investor Class

    INVESCO Mid-Cap Growth Fund -                            Class A
                                                             Class C
                                                             Class K
                                                             Institutional Class
                                                             Investor Class

    INVESCO Small Company Growth Fund -                      Class A
                                                             Class C
                                                             Class K
                                                             Investor Class

    INVESCO S&P 500 Index Fund -                             Institutional Class
                                                             Investor Class

AIM TAX-EXEMPT FUNDS

    AIM High Income Municipal Fund -                         Class A
                                                             Class C

    AIM Tax-Exempt Cash Fund -                               Class A
                                                             Investor Class

    AIM Tax-Free Intermediate Fund -                         Class A
                                                             Class A3
                                                             Institutional Class

AIM TREASURER'S SERIES TRUST

    INVESCO U.S. Government Money Fund                       Investor Class

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: September 14, 2004

                                      EACH FUND (LISTED ON SCHEDULE A) ON BEHALF
                                      OF THE SHARES OF EACH PORTFOLIO LISTED ON
                                      SCHEDULE A

                                      By:  /s/ Mark H. Williamson
                                         ---------------------------------------
                                               Mark H. Williamson
                                               Executive Vice President

                                      A I M DISTRIBUTORS, INC.

                                      By:  /s/ Gene L. Needles
                                         ---------------------------------------
                                               Gene L. Needles
                                               President